                                                        Delaware Delchester Fund

                                                              FOR CURRENT INCOME


                              service and guidance

               (various photos demonstrating service and guidance,
                       professional management and goals)

                                                         professional management

                                                                            1999
                                                                          Annual
                                                                          Report

goals

DELAWARE(SM)
INVESMENTS
---------------------
Philadelphia o London

A  TRADITION  OF  SOUND  INVESTING

commitment
A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions-including some of America's largest pension funds-reach their financial goals.
     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
     Delaware Investments manages approximately $47 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

tradition

Delaware  Delchester
Fund's  Objective
To seek as high a current income as is consistent with providing reasonable safety.

Table of Contents
  LETTER TO SHAREHOLDERS       Page  1
  PORTFOLIO MANAGERS' REVIEW   Page  3
  PERFORMANCE SUMMARY          Page  8
  STATEMENT OF NET ASSETS      Page  9
  FINANCIAL HIGHLIGHTS         Page 14

current
     income

August  4,  1999
                                                                     for current
                                                                       income
                                                                          1

Dear  Shareholder:

FISCAL 1999 WAS AN UNUSUALLY difficult period for U.S. high-yield corporate bonds. Despite continued economic expansion, demand for high-yield, higher risk bonds was weak during much of the period, sharply reducing market liquidity and generally causing high-yield bond prices to decline.
     As we began our fiscal year last August, concerns about economic weakness in Southeast Asia, Russia and Latin America triggered price declines among virtually all U.S. securities, including domestic stocks and high-yield bonds. The exception was U.S. Treasury bonds, which rose in value as risk-averse investors sought a safe haven amid global economic uncertainty.
     Stock and high-yield bond prices stabilized late in 1998 after the Federal Reserve Board reduced interest rates and helped restore investor confidence. Though stocks of large companies recouped the summer's losses-and then some-high-yield bonds experienced only a partial price recovery.
     During that recovery period, renewed investor demand focused on the highest yielding, lowest quality segments of the market-bonds rated CCC and below. Because Delchester Fund's management emphasizes higher quality, slightly lower yielding bonds within the high-yield universe-those rated B and BB-the Fund did not benefit as much from the rising prices. Then, in the second calendar quarter of 1999, higher interest rates and volatility in the U.S. stock market reignited concerns about credit risk. Consequently, demand for high-yield bonds of all quality ratings weakened again and prices declined.
     For the 12 months ended July 31, 1999, Delchester Fund had a total return of -7.65% (capital change plus reinvested dividends for Class A shares at net asset value). The Fund trailed its benchmark index, the Salomon Smith Barney High-Yield Bond Index and its peers in the Lipper High Current Yield Fund

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
FOR PERIODS ENDED JULY 31, 1999

                                                         From August 20, 1970*
                                           12 Months       to July 31, 1999
--------------------------------------------------------------------------------
Delchester Fund A Class                     -7.65%              +9.25%
--------------------------------------------------------------------------------
Lipper High Current Yield Fund Average      -1.91% (293 funds)  +6.74% (4 funds)
Salomon Smith Barney High-Yield Bond Index  -0.21%                n/a
--------------------------------------------------------------------------------

The performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance of other Fund classes varies due to different expenses. See page 8 for performance for all classes. The Salomon Smith Barney High-Yield Bond Index is an unmanaged measure of U.S. high-yield corporate bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* Fund inception date.

for current
  income
     2


IN OUR VIEW, THE STRONG ECONOMY, LOW INFLATION AND BETTER-THAN-AVERAGE CREDIT QUALITY OF COMPANIES ISSUING HIGH-YIELD DEBT BODE WELL FOR INVESTORS SEEKING AN ATTRACTIVE LEVEL OF INCOME FROM HIGH-YIELD, NON-INVESTMENT GRADE BONDS.

Average. Though we attribute our underperformance primarily to our focus on bonds rated B and BB, we remain committed to that strategy because we believe it is a sound approach for the long term.

     During the fiscal period, the difference in yield between high-yield bonds and 10-year U.S. Treasuries widened from roughly 3% at the beginning of the period to 6% at the peak of the U.S. Treasury rally last October. As Treasury prices rose, their yields fell.
     By late March 1999, Treasury prices were falling and yields were rising as many investors began to sell Treasuries, demonstrating a willingness to give up the safety of Treasuries as their confidence in the economy grew. Consequently, the yield difference between Treasuries and high-yield bonds narrowed to about 5%. Though we expected the yield difference to narrow, we thought this would be the result of rising high-yield bond prices, not rising Treasury yields.
     While a number of factors have hurt high-yield bond prices in the past year-higher interest rates, weak demand, heavy new supply and poor liquidity-there are also many positive factors that we believe support the income-paying ability of issuers. In our view, the strong economy, low inflation and better-than-average credit quality of companies issuing high-yield debt bode well for investors seeking an attractive level of income from high-yield, non-investment grade bonds.
     On the following pages, Paul Matlack and Gerald Nichols, senior portfolio managers of Delchester Fund, look back on the challenging environment for high-yield bonds and provide a look ahead for fiscal 2000.
     We thank you for your continued investment in Delchester Fund this past year. Our outlook for the income-paying potential of high-yield bonds is very positive. And given that, over time, income has contributed more to high-yield bond total return than price changes, we remain confident that high-yield bonds will continue to play an important role in well-allocated portfolios.

discipline

Sincerely,

/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Director of the Fund
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
-------------------
DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
                                                                     for current
                                                                       income
                                                                          3


Portfolio  Managers'  Review

BY PAUL A. MATLACK
Vice President/Senior Portfolio Manager

GERALD T. NICHOLS
Vice President/Senior Portfolio Manager
August 4, 1999

STRONG ECONOMY SUPPORTS ISSUERS' ABILITY TO PAY DEBTS
THROUGH THE SECOND QUARTER OF 1999, the U.S. economy continued to expand beyond consensus expectations. A strong economy and rising corporate earnings generally enhanced the ability of high-yield bond issuers to generate enough cash flow from operations or asset sales to pay their debt obligations.
     Economic data released during the writing of this report suggest that the economy will expand during the rest of 1999. The U.S. Conference Board's Index of Leading Economic Indicators, which is used to predict future economic activity, rose 0.3% for the month of June. If the economy remains strong, as we think it will, bond issuers should be able to continue making income payments on their high-yielding, higher risk bonds.

REDUCED DEMAND PUTS DAMPER ON HIGH-YIELD BOND PRICES
Throughout fiscal 1999, the high-yield bond market generally suffered from reduced demand and a corresponding low level of liquidity. The lack of liquidity stemmed in large part from the unwillingness of Wall Street underwriters to create markets for the issues they had underwritten.
     We believe that dealers were reluctant to commit capital to the market because of losses in 1998 when many investors sold high-yield bonds in order to buy Treasuries. As a result of those losses, many firms implemented new risk management guidelines, which included reducing their exposure to the bond market by lowering inventories of corporate bonds and mortgage-backed securities.

WHY INVEST IN HIGH-YIELD BONDS?

o Broader portfolio diversification. High-yield bonds behave differently than either stocks or high-quality bonds. Though there is no guarantee that they will continue to behave this way, we believe it's likely because their value depends both on the interest rate environment (similar to bonds) and whether corporations are enjoying favorable economic conditions (similar to stocks). Adding high-yield bonds to a portfolio provides another layer of diversification that can help reduce the volatility risk of your overall portfolio.

o High income potential. High-yield bonds involve greater risk, but they also typically offer the highest income potential of any fixed-income alternative.

o Stock-like return potential with less volatility. Though past performance is not a guarantee of future results, over the long term, high-yield bonds have historically delivered returns comparable to the long-term average of stocks with a lower level of volatility than stocks. (Source: Lipper Analytical Services, Inc.)

                                                                        overview
for current
  income
     4

     We believe many firms are also keeping inventories light as a precaution in case interest rates move higher this year. When interest rates rise, bond prices generally decline. We also think uncertainty about Y2K may be contributing to reduced activity.
     Should sentiment shift and high-yield bond prices rebound, we believe that ultimately Wall Street's underwriters and market makers will commit more capital to high-yield, higher risk bonds, seeking to capture their upside potential. We don't expect this to happen before year-end, so for now, we believe high-yield bond performance will be primarily driven by income, not rising prices.

PORTFOLIO POSITIONING
In managing Delchester Fund, we look for bonds that offer a high level of income from issuers who demonstrate a strong likelihood of being able to pay their debts. This approach has enabled Delchester Fund to provide a high level of income over the years. As of July 31, 1999, the Fund's 30-Day SEC yield was 9.78% for A Class shares. (Yields for other classes can be found on page 5.)
     Consistent with Delchester Fund's primary objective to provide high current income, we continued to focus on bonds rated B, which typically have higher yields than bonds rated BB. As of July 31, single B bonds represented 80% of net assets with the remaining 20% allocated to BB bonds.
     In an effort to capture yield and preserve capital, we invested about $80 million of portfolio net assets in high-coupon, callable bonds. We believe these bonds have little downside risk for two reasons:

o high expectations that the issuing companies will redeem the bonds before their call date, and
o their prices tend to remain in line with the call price regardless of how the market behaves.

(Chart)
DELCHESTER FUND A CLASS
INCOME PER SHARE
----------------------------------
 $0.598      $0.608     $0.597
----------------------------------
 Fiscal      Fiscal     Fiscal
  1997        1998       1999
----------------------------------
Past  performance  is  not  a  guarantee  of  future  results.
Income may fluctuate.

                                                                     for current
                                                                       income
                                                                          5

PORTFOLIO CHARACTERISTICS
-----------------------------------------
AS OF JULY 31, 1999

Current 30-Day SEC Yield+         9.78%
Average Effective Duration      4.9 years
Average Effective Maturity      7.4 years
Portfolio Turnover                 85%
Number of Securities               173
-----------------------------------------
+    For A Class shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-Day SEC yield as of 7/31/99 for B and C Class shares was 9.53%. The Institutional Class yield was 10.57%.


     We had several holdings of small bond issues that detracted from our performance. However, because of the liquidity problems that the high-yield bond market has experienced, we continued to hold these bonds. Their small size-$100 to $150 million offerings-made it difficult for us to find buyers willing to pay our asking price. Rather than realize a capital loss, we held the bonds and continued to collect the high income they paid.
     Given the fact that smaller bond offerings (up to $100 million) now appear less likely to gain sponsorship from Wall Street, we have begun to focus on even larger, more liquid issues. As we invest new cash or reinvest the proceeds from bonds that have been called, we are shifting toward bonds that were issued in an offering of $200 million or more. Increasing the Fund's holdings of larger issue bonds should position us better for the market conditions going forward.
     Though our emphasis on bonds rated BB and B was the primary reason for the Fund's underperformance in fiscal 1999, we continue to structure the portfolio with a bias toward bonds in the higher tiers of non-investment grade issues, rather than those with the lowest credit ratings. Our goal is to help preserve capital in down markets.

INVESTMENT OUTLOOK
The high-yield bond market is in the midst of an unusual period in its history. In spite of a near perfect domestic economy and the prospect of imminent economic recovery in Asia and Latin America, the high-yield bond market has been stymied by poor trading liquidity and an uncertain market outlook.
     If the U.S. economy remains strong and fundamental conditions in the high-yield market-relatively strong credit quality, low default rates and above-average yields-do not change, we believe investors will eventually reallocate assets to high-yield bonds, seeking to capture the compelling opportunities for high current income with potential for capital appreciation.

                                                                         outlook

SECTOR ALLOCATION
--------------------------------------------------------------------------------
TOP INDUSTRY SECTORS AS OF JULY 31, 1999

                                           Percentage of Assets
--------------------------------------------------------------------------------
Telecommunications                                20.10%
Cable, Media & Publishing                          8.58%
Chemicals                                          7.23%
Leisure, Lodging and Entertainment                 6.20%
Food, Beverage & Tobacco                           5.98%
Metals and Mining                                  5.25%

Includes all sectors representing more than 5% of the Delchester portfolio. The remaining 46.66% of the portfolio is diversified among 21 different sectors.

for current
  income
     6
(Chart)
DELCHESTER FUND
PROVIDING HIGH INCOME FOR THREE DECADES
--------------------------------------------------------------------------------
ANNUAL INCOME FROM A $100,000 INVESTMENT
AUGUST 20, 1970 - JULY 31, 1999

Total Account Value = $1,416,914

Jul. '71      $  4,806 -- Delchester begins operations 8/20/70
Jul. '72      $  7,272
Jul. '73      $  8,570 -- Arab oil embargo
Jul. '74      $  9,366
Jul. '75      $ 10,625
Jul. '76      $ 11,458 -- High-yield bond market less than $4 billion
Jul. '77      $ 12,602
Jul. '78      $ 13,865
Jul. '79      $ 15,336 -- Double-digit inflation
Jul. '80      $ 18,151
Jul. '81      $ 21,698
Jul. '82      $ 25,566 -- Recession, high unemployment
Jul. '83      $ 29,181
--------------------------------------------------------------------------------
Chart assumes $100,000 invested on August 20, 1970, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Delchester classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

                                                                     for current
                                                                        income
                                                                           7

Jul. '84      $ 32,580
Jul. '85      $ 48,190 -- High-yield market grows to $78 billion
Jul. '86      $ 49,624
Jul. '87      $ 53,110
Jul. '88      $ 58,385 -- Credit quality of new issuance drops, defaults rise
Jul. '89      $ 63,289
Jul. '90      $ 69,198 -- High-yield  bond yields average 18.7%
Jul. '91      $ 72,943
Jul. '92      $ 80,466
Jul. '93      $ 88,794
Jul. '94      $ 95,985 -- Fed raises interest rates to fight inflation
Jul. '95      $ 96,183
Jul. '96      $ 99,758 -- Credit quality improves, default rates drop
Jul. '97      $104,908
Jul. '98      $112,546
Jul. '99      $116,631 -- in annual income Account grows to $1.4 million
--------------------------------------------------------------------------------
Delchester Fund's return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

Complete performance for all classes can be found on page 8.

for current
  income
     8

(Chart)
DELCHESTER FUND
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
10 YEARS ENDED JULY 31, 1999

                Delaware Delchester     U.S. Consumer   Salomon Smith Barney
                   Fund A Class          Price Index   High-Yield Bond Index
--------------------------------------------------------------------------------
Aug. '89             $ 9,525             $10,000             $10,000
Jul. '90               9,120              10,465               9,880
Jul. '91              10,442              10,931              11,132
Jul. '92              12,942              11,276              13,695
Jul. '93              14,814              11,589              15,917
Jul. '94              15,050              11,910              16,425
Jul. '95              16,323              12,239              18,801
Jul. '96              17,646              12,597              20,482
Jul. '97              20,739              12,881              23,718
Jul. '98              22,912              13,098              26,252
Jul. '99             $21,160             $13,339             $26,286
--------------------------------------------------------------------------------
Chart assumes $10,000 invested on July 31, 1989, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

DELCHESTER FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JULY 31, 1999

                              Lifetime   Ten Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
  Excluding Sales Charge.      9.25%       8.39%        7.10%      -7.65%
  Including Sales Charge.      9.06%       7.86%        6.07%     -12.02%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
  Excluding Sales Charge.      5.67%                    6.30%      -8.34%
  Including Sales Charge.      5.54%                    6.03%     -11.67%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge.      5.95%                               -8.34%
  Including Sales Charge.      5.95%                               -9.18%

Delchester Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. B and C Class results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance for Institutional Class shares prior to 6/1/92 is based on A Class performance adjusted to eliminate the up-front sales charge. Average annual Institutional Class returns through July 31, 1999 were:

                   Lifetime   Ten Years    Five Year    One Year
Delchester Fund      9.36%       8.66%        7.36%      -7.42%
                                                            for current income 9

Financial  Statements

DELAWARE GROUP INCOME FUNDS, INC. - DELCHESTER FUND
STATEMENT OF NET ASSETS
JULY 31, 1999
--------------------------------------------------------------------------------
                                                 Principal     Market
                                                  Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds - 92.44%
Aerospace & Defense - 1.43%
Atlas Air sr nts 9.25% 4/15/08 ...............  $ 9,250,000  $ 8,960,937
Federal Data co guarantee 10.125% 8/1/05 .....    9,450,000    9,154,687
                                                             -----------
                                                              18,115,624
                                                             -----------
Automobile & Auto Equipment - 2.48%
ADV Accessory/AAS Capital co guarantee
  9.75% 10/1/07...............................    7,350,000    6,826,312
Federal Mogul nts 7.50% 1/15/09...............    8,900,000    8,265,875
Hayes Lemmerz International co guarantee
  8.25% 12/15/08 .............................    7,000,000    6,632,500
Stanadyne Automotive co guarantee
  10.25% 12/15/07.............................   11,200,000    9,618,000
                                                             -----------
                                                              31,342,687
                                                             -----------
Banking, Finance & Insurance - 3.31%
Avis Rent A Car sr sub nts 11.00% 5/1/09 .....    6,800,000    6,987,000
RBF Finance co guarantee 11.3875% 3/15/09.....    9,400,000    9,776,000
RBF Finance co guarantee 11.375% 3/15/09 .....    8,000,000    8,320,000
Willis Corroon sr sub nts 9.00% 2/1/09 .......   17,200,000   16,748,500
                                                             -----------
                                                              41,831,500
                                                             -----------
Building & Materials - 4.86%
Collins & Aikman Floorcovers sr sub nts
  10.00% 1/15/07 .............................    5,970,000    6,022,237
Engle Homes co guarantee 9.25% 2/1/08.........    6,700,000    6,465,500
Falcon Products sr sub nts 11.375% 6/15/09 ...    1,600,000    1,606,000
Formica sr sub nts 10.875% 3/1/09.............   10,900,000   10,668,375
Group Maintenance sr sub nts 9.75% 1/15/09 ...    9,650,000    9,457,000
+K Hovnanian Enterprises co guarantee
  9.1325% 5/1/09 .............................    9,300,000    9,218,625
Standard Pacific sr nts 8.50% 4/15/09.........    9,100,000    8,929,375
Wesco Distribution co guarantee
  9.125% 6/1/08...............................    9,250,000    9,099,687
                                                             -----------
                                                              61,466,799
                                                             -----------
Cable, Media & Publishing - 8.58%
Adelphia Communications sr nts 7.875% 5/1/09 .   13,100,000   12,183,000
Charter Communications sr notes
  8.625% 4/1/09...............................   13,000,000   12,610,000
Echostar DBS sr notes 9.25% 2/1/06 ...........   19,500,000   19,743,750
Mail-Well co guarantee 8.75% 12/15/08.........   11,000,000   10,601,250
**PX Escrow sr disc nts 9.625% 2/1/06.........    9,500,000    5,783,125
Pathnet sr nts 12.25% 4/15/08.................    5,800,000    3,364,000
Pegasus Communications sr nts
  9.625% 10/15/05.............................    7,000,000    6,895,000
Sinclair Broadcast Group sr sub nts
  8.75% 12/15/07 .............................   13,800,000   13,627,500
Sullivan Graphics sr sub nts 12.75% 8/1/05 ...   10,375,000   10,725,156
**21st Century Telecom Group sr disc nts
  12.25% 2/15/08 .............................   12,300,000    5,535,000
**United International Holdings sr disc nts
  10.75% 2/15/08 .............................    5,300,000    3,100,500

--------------------------------------------------------------------------------
                                                 Principal      Market
                                                  Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds (Continued)
Cable, Media & Publishing (Continued)
Young Broadcasting co guarantee
  8.75% 6/15/07...............................  $ 4,500,000  $  4,410,000
                                                             ------------
                                                              108,578,281
                                                             ------------
Chemicals - 7.23%
Aqua Chemical sr sub nts 11.25% 7/1/08 .......    9,200,000     6,704,500
Brunner Mond Group sr sub nts
  11.00% 7/15/08 .............................    6,600,000     4,182,750
Geo Specialty Chemicals sr sub nts
  10.125% 8/1/08 .............................    5,800,000     5,618,750
Huntsman sr sub nts 9.50% 7/1/07 .............   11,000,000    10,656,250
Koppers co guarantee 9.875% 12/1/07...........    9,500,000     9,690,000
LaRoche Industries sr sub nts 9.50% 9/15/07...   16,500,000    12,045,000
Lyondell Chemical sr sub nts 10.875% 5/1/09...   13,000,000    13,292,500
NL Industries sr nts 11.75% 10/15/03 .........    7,500,000     7,903,125
+Sterling Chemical secured 12.375% 7/15/06....    4,900,000     5,010,250
ZSC Specialty Chemical 11.00% 7/1/09 .........   16,000,000    16,400,000
                                                             ------------
                                                               91,503,125
                                                             ------------
Computers & Technology - 2.47%
**Cellnet Data Systems sr disc nts
  14.00% 10/1/07 .............................   12,000,000     5,280,000
Statia Terminals mtg nts 11.75% 11/15/03 .....    6,250,000     6,820,312
Unisys sr nts 11.75% 10/15/04.................    8,600,000     9,632,000
Unisys sr nts 12.00% 4/15/03 .................    8,700,000     9,504,750
                                                             ------------
                                                               31,237,062
                                                             ------------
Consumer Products - 4.18%
Desa International co guarantee
  9.875% 12/15/07.............................   13,300,000     9,908,500
Drypers sr nts 10.25% 6/15/07.................   10,575,000     8,446,781
Fisher Scientific International sr sub nts
  9.00% 2/1/08 ...............................    1,850,000     1,780,625
Home Interiors & Gifts co guarantee
  10.125% 6/1/08 .............................   13,050,000    12,968,437
+Iron Age co guarantee 9.875% 5/1/08..........    9,000,000     7,065,000
**Iron Age sr disc nts 12.125% 5/1/09.........    4,000,000     1,360,000
+Outboard Marine co guarantee
  10.75% 6/1/08...............................    9,000,000     6,165,000
Riddell Sports co guarantee 10.50% 7/15/07 ...    2,000,000     1,790,000
Spinnaker Industries sr nts 10.75% 10/15/06...    4,700,000     3,431,000
                                                             ------------
                                                               52,915,343
                                                             ------------
Energy - 1.11%
First Wave Marine sr nts 11.00% 2/1/08 .......    5,100,000     4,787,625
**Transamerica Refining sr nts
  15.00% 12/1/03 .............................    2,138,332     2,116,949
**Universal Compression sr disc nts
  9.875% 2/15/08 .............................   11,000,000     7,150,000
                                                             ------------
                                                               14,054,574
                                                             ------------

10  for  current  income

--------------------------------------------------------------------------------
                                                   Principal     Market
                                                    Amount        Value
 -------------------------------------------------------------------------------
Corporate Bonds (Continued)

Environmental Services - 0.33%
Norcal Waste System co guarantee
  13.25% 11/15/05...............................  $ 3,800,000  $ 4,213,250
                                                               -----------
                                                                 4,213,250
                                                               -----------
Food, Beverage & Tobacco - 5.98%
Albecca co guarantee 10.75% 8/15/08.............    9,500,000    7,695,000
+Ameriserve Food Distributors co guarantee
  10.125% 7/15/07...............................   19,000,000   15,010,000
Canadaigua Wine co guarantee 8.50% 7/15/07 .....   12,075,000   11,652,375
Carrols co guarantee 9.50% 12/1/08 .............    8,200,000    7,820,750
+CKE Restaurants co guarantee 9.125% 5/1/09 ....    5,000,000    4,650,000
Core-Mark International sr sub nts
  11.375% 9/15/03...............................    2,975,000    2,915,500
**Del Monte Foods sr disc nts 12.50% 12/15/07...    7,075,000    5,297,406
DiGiorgio sr nts 10.00% 6/15/07.................   10,500,000   10,145,625
**Electronic Retailing Systems sr disc nts
  13.25% 2/1/04.................................   13,200,000    4,290,000
Fresh Foods co guarantee 10.75% 6/1/06 .........    6,200,000    6,207,750
                                                               -----------
                                                                75,684,406
                                                               -----------
Healthcare & Pharmaceuticals - 3.05%
Alaris Medical sr disc nts 11.125% 8/1/08.......   11,800,000    6,372,000
Alliance Imaging sr sub nts 9.625% 12/15/05.....    9,450,000    9,390,937
+Dynacare sr nts 10.75% 1/15/06 ................    4,950,000    5,042,813
Insight Health Services co guarantee
  9.625% 6/15/08 ...............................   10,000,000    9,500,000
Kinetic Concepts co guarantee 9.625% 11/1/07 ...    9,000,000    8,223,750
                                                               -----------
                                                                38,529,500
                                                               -----------
Industrial Machinery - 2.84%
Burke Industries co guarantee 10.00% 8/15/07 ...    8,985,000    6,828,600
Safety Components International sr sub nts
  10.125% 7/15/07...............................    8,400,000    7,297,500
+Tokheim sr sub nts 11.375% 8/1/08..............    8,300,000    8,051,000
United Rentals nts 9.00% 4/1/09.................   14,000,000   13,737,500
                                                               -----------
                                                                35,914,600
                                                               -----------
Leisure, Lodging & Entertainment - 6.20%
**Aladdin Gaming sr disc nts 13.50% 3/1/10 .....   18,000,000    7,740,000
Cinemark USA Series C sr sub nts
  9.625% 8/1/08.................................    3,000,000    2,902,500
Derby Cycle sr nts 10.00% 5/15/08...............    8,900,000    7,197,875
Florida Panthers co guarantee
  9.875% 4/15/09 ...............................   10,750,000   10,373,750
Harrahs Operating co guarantee
  7.875% 12/15/05...............................   13,800,000   13,248,000
+HMH Properties sr nts 8.45% 12/1/08............    9,000,000    8,550,000
Mohegan Tribal Gaming sr sub nts
  8.75% 1/1/09 .................................   10,650,000   10,490,250
Park Place Entertainment sr sub nts
  7.875% 12/15/05...............................    9,400,000    8,906,500
+Town Sports International sr nts
  9.75% 10/15/04 ...............................    3,425,000    3,283,719
United Artists Theatre sr sub nts
  9.75% 4/15/08.................................    8,800,000    5,720,000
                                                               -----------
                                                                78,412,594
                                                               -----------
--------------------------------------------------------------------------------
                                                   Principal     Market
                                                    Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds (Continued)
Metals & Mining - 5.25%
AK Steel sr nts 7.875% 2/15/09 .................  $ 9,300,000  $ 9,067,500
AK Steel sr nts 9.125% 12/15/06.................    1,800,000    1,863,000
+Algoma Steel mtg nts 12.375% 7/15/05...........   13,550,000   13,516,125
Doe Run Resources co guarantee
  11.25% 3/15/05 ...............................    9,000,000    8,178,750
Great Lakes Carbon co guarantee
  10.25% 5/15/08 ...............................   10,250,000   10,442,187
+Jorgensen Earle sr nts 9.50% 4/1/05............    7,200,000    6,831,000
Metallurg co guarantee 11.00% 12/1/07...........    7,000,000    6,851,250
Parker Drilling co guarantee 9.75% 11/15/06.....   10,500,000    9,660,000
                                                               -----------
                                                                66,409,812
                                                               -----------
Packaging & Containers - 0.88%
Ameriking sr nts 10.75% 12/1/06.................    4,550,000    4,817,313
Stone Container sr sub units 12.25% 4/1/02 .....    6,225,000    6,256,125
                                                               -----------
                                                                11,073,438
                                                               -----------
Paper & Forest Products - 0.77%
MAXXAM Group sr nts 12.00% 8/1/03...............    9,400,000    9,717,250
                                                               -----------
                                                                 9,717,250
                                                               -----------
Retail - 3.51%
Advance Stores co guarantee 10.25% 4/15/08 .....    9,200,000    8,763,000
+Fleming co guarantee 10.50% 12/1/04............    7,700,000    7,276,500
+Frank's Nursery & Crafts sr sub nts
  10.25% 3/1/08.................................   13,200,000   13,167,000
+Jitney-Jungle Stores co guarantee
  10.375% 9/15/08...............................   13,700,000    5,480,000
Leslie's Poolmart sr nts 10.375% 7/15/04 .......    9,450,000    9,721,688
                                                               -----------
                                                                44,408,188
                                                               -----------
Telecommunications - 20.10%
AMSC Acquisition co guarantee 12.25% 4/1/08.....    9,350,000    7,713,750
Arch Communications sr nts 12.75% 7/1/07 .......    8,200,000    7,503,000
BTI Telecom sr nts 10.50% 9/15/07...............    9,025,000    8,517,344
+Call-Net Enterprises sr disc nts
  10.80% 5/15/09 ...............................   14,250,000    8,318,438
CBS Radio sub debs 11.375% 1/15/09 .............        7,400        8,640
+Covad Comm Group sr nts 12.50% 2/15/09 ........    4,750,000    4,607,500
**Econophone sr disc nts 11.00% 2/15/08.........   16,700,000    9,352,000
**GST USA co guarantee sr disc nts
  13.875% 12/15/05 .............................   14,000,000   11,760,000
Hyperion Telecommunications sr nts
  12.25% 9/1/04.................................    9,250,000    9,805,000
Intermedia Communications 9.50% 3/1/09 .........   10,200,000    9,792,000
**KMC Telecom Holdings sr disc nts
  12.50% 2/15/08 ...............................   33,000,000   17,655,000
McleodUSA sr nts 8.125% 2/15/09.................   10,000,000    9,075,000
+Metrocall unsec sr sub nts 10.375% 10/01/07....    6,100,000    4,803,750
Metromedia Fiber sr nts 10.00% 11/15/08.........   11,650,000   11,839,313
**Microcell Telecommunications sr disc nts
  14.00% 5/15/09 ...............................   13,700,000   11,199,750
Mobile Telecommunications sr nts
  13.50% 12/15/02...............................   20,000,000   22,775,000
**+NEXTEL Communications sr disc nts
  9.95% 2/15/08.................................   18,500,000   13,181,250
                                                           for current income 11

--------------------------------------------------------------------------------
                                                Principal       Market
                                                 Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (Continued)
Telecommunications (Continued)

Nextlink Communications sr nts
  9.625% 10/1/07.............................  $ 8,700,000  $    8,439,000
Psinet sr notes 11.00% 8/1/09 ...............   14,000,000      13,860,000
RCN sr nts 10.00% 10/15/07...................    3,800,000       3,762,000
Rhythms Netconnections sr nts
  12.75% 4/15/09.............................    4,750,000       4,465,000
**Telecorp PCS sr disc nts 11.625% 4/15/09...   18,500,000      10,452,500
**Teligent sr disc nts 11.50% 3/1/08.........    7,000,000       4,270,000
+Teligent sr nts 11.50% 12/1/07..............   20,700,000      20,648,250
+USA Mobile Communication sr nts
  14.00% 11/1/04.............................    4,500,000       4,359,375
**Viatel sr disc nts 12.50% 4/15/08 .........   15,925,000      10,032,750
Worldwide Fiber sr nts 12.00% 8/1/09.........    6,000,000       6,045,000
                                                            --------------
                                                               254,240,610
                                                            --------------
Textiles, Apparel & Furniture - 1.21%
Globe Manufacturing co guarantee
  10.00% 8/1/08 .............................   10,750,000       8,075,938
Grove Worldwide sr sub nts 9.25% 5/1/08 .....   10,400,000       7,176,000
                                                            --------------
                                                                15,251,938
                                                            --------------
Transportation & Shipping - 1.22%
Continental Airlines nts 8.00% 12/15/05 .....    7,000,000       6,597,500
Millenium Seacarriers co guarantee
  12.00% 7/15/05.............................    3,800,000       2,128,000
Navigator Gas Transport nts 10.50% 6/30/07...    9,400,000       4,512,000
Navigator Gas Transport unit 12.00% 6/30/07 .    8,000,000       2,240,000
                                                            --------------
                                                                15,477,500
                                                            --------------
Utilities - 0.43%
HS Resources co guarantee 9.25% 11/15/06.....    5,400,000       5,440,500
                                                            --------------
                                                                 5,440,500
                                                            --------------
Miscellaneous - 5.02%
Allied Waste sr sub nts 10.00% 8/1/09 .......   17,000,000      16,957,500
Indesco International sr sub nts
  9.75% 4/15/08 .............................    4,500,000       3,015,000
Lear sr nts 8.11% 5/15/09 ...................   16,500,000      16,355,625
Pierce Leahy sr sub nts 11.125% 7/15/06 .....    3,300,000       3,597,000
Polaroid sr nts 11.50% 2/15/06...............    3,000,000       3,157,500
Protection One sr sub nts 8.125% 1/15/09.....    5,800,000       5,307,000
**  Spincycle sr disc nts 12.75% 5/1/05 .....    5,000,000         850,000
St John Knits sr sub nts 12.50% 7/1/09.......    2,850,000       2,832,188
Trench Electric & Trench co guarantee
  10.25% 12/15/07 ...........................   12,000,000      11,385,000
                                                            --------------
                                                                63,456,813
                                                            --------------
Total Corporate Bonds (cost $1,284,585,426)                  1,169,275,394
                                                            --------------

Convertible Bonds - 0.51%
+   Premier Graphics 11.50% 12/1/05 .........    6,600,000       6,426,750
                                                            --------------
Total Convertible Bonds (cost $6,600,000)                        6,426,750
                                                            --------------

--------------------------------------------------------------------------------
                                             Number      Market
                                            of Shares     Value
--------------------------------------------------------------------------------
Preferred Stocks - 3.19%
Dobson Communications pik ...............      5,687  $ 5,232,040
*Eagle-Picher Holdings ..................    101,000    5,201,500
Intermedia Communications pik ...........     87,259    8,725,880
+Nebco Evans Holding ....................     75,699    3,027,960
Nextel Communications pik ...............    103,250   11,151,000
Nextel Communications pik ...............          1        1,023
*Pegasus Communications pik..............     19,047    1,999,935
*Pegasus Communications unit ............     45,000    5,017,500
*TCR Holdings Class B....................     92,152        5,529
*TCR Holdings Class C....................     50,683        2,838
*TCR Holdings Class D....................    133,619        7,082
*TCR Holdings Class E....................    276,454       17,417
                                                      -----------
Total Preferred Stocks (cost $46,200,784)              40,389,704
                                                      -----------

Warrants & Rights - 0.94%
*Aladdin Gaming..........................     18,000          180
*American Banknote ......................     10,750      107,500
*American Mobile Satellite ..............     14,050      702,500
*Cellnet Data Systems....................     12,000      126,000
*Electronic Retailing System ............     13,200        1,650
*Gothic Energy ..........................     19,600       19,600
*KMC Telecom Holdings....................     14,000      350,000
*McCaw International ....................     11,200       28,000
*Millenium Seacarriers ..................      3,800        4,750
*Pathnet ................................      5,800       58,000
*Rhythms Netconnections..................     66,400    9,211,008
*Spincycle ..............................      5,000           50
*Terex-Appreciation......................     55,200    1,324,800
                                                      -----------
Total Warrants & Rights (cost $1,694,971)              11,934,038
                                                      -----------

Convertible Preferred Stocks -
  0.47%
+E.Spire Communications pik..............    122,637    5,978,559
                                                      -----------
Total Convertible Preferred Stocks
  (cost $11,953,596)                                    5,978,559
                                                      -----------

12  for  current  income

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 97.55%
  (cost $1,351,034,777).......................................  $1,234,004,445
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.45%.......      31,043,178
                                                                --------------
NET ASSETS APPLICABLE TO 228,409,259
  SHARES ($1.00 PAR VALUE) OUTSTANDING - 100.00% .............  $1,265,047,623
                                                                ==============

NET ASSET VALUE - DELCHESTER FUND A CLASS
  ($813,787,312 / 146,932,231 SHARES)..................................  $5.54
                                                                         =====
NET ASSET VALUE - DELCHESTER FUND B CLASS
  ($349,960,051 / 63,186,875 SHARES) ..................................  $5.54
                                                                         =====
NET ASSET VALUE - DELCHESTER FUND C CLASS
  ($62,613,172 / 11,305,134 SHARES)....................................  $5.54
                                                                         =====
NET ASSET VALUE - DELCHESTER FUND INSTITUTIONAL CLASS
  ($38,687,088 / 6,985,019 SHARES) ....................................  $5.54
                                                                         =====

COMPONENTS OF NET ASSETS AT JULY 31, 1999:
Common stock, $1 par value, 500,000,000 shares authorized to the Fund with 350,000,000 allocated to the Delchester Fund
  A Class, 50,000,000 shares allocated to the Delchester Fund
  B Class, 50,000,000 shares allocated to the Delchester Fund
  C Class and 50,000,000 shares allocated to the Delchester
  Fund Institutional Class ...................................  $1,589,453,932
Undistributed net investment income...........................         730,874
Accumulated net realized loss on investments .................    (208,106,851)
Net unrealized depreciation of investments ...................    (117,030,332)
                                                                ---------------
Total net assets .............................................  $1,265,047,623
                                                                ===============
----------
 * Non-Income producing security for the year ended July 31, 1999.
** Zero coupon security as of July 31, 1999. The coupon shown is the step-up rate.
 + Security is partially or fully on loan.

Summary of Abbreviations:
co guarantee - company guaranteed
        debs - debentures
        disc - discount
         mtg - mortgage
         nts - notes
         pik - payment-in-kind
          sr - senior
         sub - subordinated

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELCHESTER FUND
Net asset value A Class (A)......................................     $5.54
Sales Charge (4.75% of offering price or 5.05% of the
  amount invested per share) (B) ................................      0.28
                                                                      -----
Offering price ..................................................     $5.82
                                                                      =====
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                           for current income 13

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF OPERATIONS
JULY 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.........................................$150,607,232
Dividends .......................................   3,949,145    $  154,556,377
                                                 -------------   --------------

EXPENSES:
Management fees .................................   8,019,247
Distribution expense.............................   6,526,122
Dividend disbursing and transfer agent fees
  and expenses...................................   2,462,064
Accounting and administration ...................     548,706
Registration fees ...............................     132,000
Reports and statements to shareholders...........     123,500
Taxes (other than taxes on income)...............      97,500
Professional fees ...............................      83,773
Custodian fees...................................      75,281
Directors' fees .................................      27,669
Other ...........................................     122,614        18,218,476
                                                 -------------   --------------

Less fees paid indirectly .......................                      (76,974)
                                                                 --------------
Total expenses...................................                   18,141,502
                                                                 --------------
NET INVESTMENT INCOME ...........................                  136,414,875
                                                                 --------------

Net realized and unrealized loss on investments:
Net realized loss on investments.................                 (116,092,305)
Net change in unrealized appreciation/
  depreciation of investments....................                 (133,695,167)
                                                                 --------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS.................................                 (249,787,472)
                                                                 --------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................                $(113,372,597)
                                                                 ==============

                             See accompanying notes

DELAWARE  GROUP  INCOME  FUNDS,  INC.  -
DELCHESTER  FUND
STATEMENTS  OF  CHANGES  IN  NET  ASSETS
--------------------------------------------------------------------------------
                                                      Year Ended       Year Ended
                                                        7/31/99          7/31/98
                                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income.............................  $  136,414,875   $  129,596,682
Net realized gain (loss) on investments...........    (116,092,305)      45,654,625
Net change in unrealized
  appreciation/depreciation of investments .......    (133,695,167)     (33,736,187)
                                                    ---------------  ---------------
Net increase (decrease) in net assets
  resulting from operations.......................    (113,372,597)     141,515,120
                                                    ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class.........................................     (93,848,121)     (94,068,758)
  B Class.........................................     (34,447,633)     (26,481,128)
  C Class.........................................      (5,567,284)      (2,685,408)
  Institutional Class.............................      (4,285,105)      (4,338,358)
                                                    ---------------  ---------------
                                                      (138,148,143)    (127,573,652)
                                                    ---------------  ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class.........................................     262,422,657      196,600,397
  B Class.........................................     144,465,555      140,491,313
  C Class.........................................      39,555,223       36,526,139
  Institutional Class.............................      37,514,075       46,366,224
Net asset value of shares issued upon reinvestment
  of distributions from net investment income:
  A Class.........................................      46,328,049       44,559,762
  B Class.........................................      14,801,100       10,738,318
  C Class.........................................       3,200,182        1,568,430
  Institutional Class.............................       3,912,815        3,815,302
                                                    ---------------  ---------------
                                                       552,199,656      480,665,885
                                                    ---------------  ---------------
Cost of shares repurchased:
  A Class.........................................    (385,857,248)    (222,496,607)
  B Class.........................................    (120,695,619)     (50,887,559)
  C Class.........................................     (21,113,944)      (6,294,131)
  Institutional Class.............................     (49,182,137)     (40,696,971)
                                                    ---------------  ---------------
                                                      (576,848,948)    (320,375,268)
                                                    ---------------  ---------------
Increase (decrease) in net assets derived
  from capital share transactions.................     (24,649,292)     160,290,617
                                                    ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS.............    (276,170,032)     174,232,085

NET ASSETS:
Beginning of year.................................   1,541,217,655    1,366,985,570
                                                    ---------------  ---------------
End of year.......................................  $1,265,047,623   $1,541,217,655
                                                    ===============  ===============

                             See accompanying notes

14  for  current  income

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                               Delchester  Fund  A  Class
                                                           --------------------------------------------------------------------
                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                             7/31/99       7/31/98       7/31/97       7/31/96       7/31/95
Net asset value, beginning of year.......................  $     6.650   $     6.570   $     6.140   $     6.280   $     6.450

Income (loss) from investment operations:
  Net investment income .................................        0.597         0.608         0.598         0.628         0.668
  Net realized and unrealized gain (loss) on investments.       (1.102)        0.070         0.430        (0.141)       (0.167)
                                                           ------------  ------------  ------------  ------------  ------------
  Total from investment operations.......................       (0.505)        0.678         1.028         0.487         0.501
                                                           ------------  ------------  ------------  ------------  ------------

Less dividends:
  Dividends from net investment income...................       (0.605)       (0.598)       (0.598)       (0.627)       (0.671)
                                                           ------------  ------------  ------------  ------------  ------------
  Total dividends .......................................       (0.605)       (0.598)       (0.598)       (0.627)       (0.671)
                                                           ------------  ------------  ------------  ------------  ------------
Net asset value, end of year.............................  $     5.540   $     6.650   $     6.570   $     6.140   $     6.280
                                                           ============  ============  ============  ============  ============

Total return(1)..........................................       (7.65%)       10.73%        17.53%         8.10%         8.46%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............  $   813,787   $ 1,060,136   $ 1,030,328   $   973,939   $ 1,020,763
  Ratio of expenses to average net assets ...............        1.10%         1.06%         1.04%         1.02%         1.09%
  Ratio of net investment income to average net assets...       10.12%         9.16%         9.48%        10.11%        10.77%
  Portfolio turnover.....................................          85%          117%          154%          108%           92%
----------
1    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 15

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                              Delchester  Fund  B  Class
                                                           --------------------------------------------------------------------
                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                             7/31/99       7/31/98       7/31/97       7/31/96       7/31/95
Net asset value, beginning of year.......................  $     6.650   $     6.570   $     6.140   $     6.280   $     6.450

Income (loss) from investment operations:
  Net investment income .................................        0.557         0.556         0.550         0.581         0.624
  Net realized and unrealized gain (loss) on investments.       (1.103)        0.072         0.430        (0.141)       (0.170)
                                                           ------------  ------------  ------------  ------------  ------------
  Total from investment operations.......................       (0.546)        0.628         0.980         0.440         0.454
                                                           ------------  ------------  ------------  ------------  ------------

Less dividends:
  Dividends from net investment income...................       (0.564)       (0.548)       (0.550)       (0.580)       (0.624)
                                                           ------------  ------------  ------------  ------------  ------------
  Total dividends .......................................       (0.564)       (0.548)       (0.550)       (0.580)       (0.624)
                                                           ------------  ------------  ------------  ------------  ------------
  Net asset value, end of year...........................  $     5.540   $     6.650   $     6.570   $     6.140   $     6.280
                                                           ============  ============  ============  ============  ============

Total return(1) .........................................       (8.34%)        9.91%        16.66%         7.30%         7.64%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) .................  $   349,960   $   376,463   $   273,499   $   176,266   $   111,860
  Ratio of expenses to average net assets ...............        1.85%         1.81%         1.79%         1.77%         1.82%
  Ratio of net investment income to average net assets...        9.37%         8.41%         8.73%         9.36%        10.14%
  Portfolio turnover.....................................          85%          117%          154%          108%           92%
----------
1    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

16 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delchester  Fund  C  Class
                                                           ---------------------------------------------
                                                             Year       Year        Year     11/29/95(2)
                                                             Ended      Ended       Ended        to
                                                            7/31/99    7/31/98     7/31/97     7/31/96
Net asset value, beginning of period.....................  $  6.650   $  6.570   $    6.140   $  6.210

Income (loss) from investment operations:
  Net investment income .................................     0.566      0.555        0.550      0.385
  Net realized and unrealized gain (loss) on investments.    (1.111)     0.073        0.430     (0.069)
                                                           ---------  ---------  -----------  ---------
  Total from investment operations.......................    (0.545)     0.628        0.980      0.316
                                                           ---------  ---------  -----------  ---------

Less dividends:
  Dividends from net investment income...................    (0.565)    (0.548)      (0.550)    (0.386)
                                                           ---------  ---------  -----------  ---------
  Total dividends .......................................    (0.565)    (0.548)      (0.550)    (0.386)
                                                           ---------  ---------  -----------  ---------
Net asset value, end of period...........................  $  5.540   $  6.650   $    6.570   $  6.140
                                                           =========  =========  ===========  =========

Total return(1)..........................................    (8.34%)     9.91%       16.66%      5.20%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............  $ 62,613   $ 50,945   $   19,094   $  4,953
  Ratio of expenses to average net assets ...............     1.85%      1.81%        1.79%      1.77%
  Ratio of net investment income to average net assets...     9.37%      8.41%        8.73%      9.36%
  Portfolio turnover.....................................       85%       117%         154%       108%
----------
1    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
2    Commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                           for current income 17

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                          Delchester Fund Institutional Class
                                                           --------------------------------------------------------------------
                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                             7/31/99       7/31/98       7/31/97       7/31/96       7/31/95
Net asset value, beginning of year.......................  $     6.650   $     6.570   $     6.140   $     6.280   $     6.450

Income (loss) from investment operations:
  Net investment income .................................        0.613         0.620         0.614         0.644         0.685
  Net realized and unrealized gain (loss) on investments.       (1.104)        0.075         0.429        (0.142)       (0.169)
                                                           ------------  ------------  ------------  ------------  ------------
  Total from investment operations.......................       (0.491)        0.695         1.043         0.502         0.516
                                                           ------------  ------------  ------------  ------------  ------------

Less dividends:
  Dividends from net investment income...................       (0.619)       (0.615)       (0.613)       (0.642)       (0.686)
                                                           ------------  ------------  ------------  ------------  ------------
  Total dividends .......................................       (0.619)       (0.615)       (0.613)       (0.642)       (0.686)
                                                           ------------  ------------  ------------  ------------  ------------
Net asset value, end of year.............................  $     5.540   $     6.650   $     6.570   $     6.140   $     6.280
                                                           ============  ============  ============  ============  ============

Total return(1)..........................................       (7.42%)       11.00%        17.82%         8.37%         8.72%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............  $    38,687   $    53,673   $    44,065   $    59,513   $    61,742
  Ratio of expenses to average net assets ...............        0.85%         0.81%         0.79%         0.77%         0.82%
  Ratio of net investment income to average net assets...       10.37%         9.41%         9.73%        10.36%        11.14%
  Portfolio turnover.....................................          85%          117%          154%          108%           92%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

18  for  current  income

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999
--------------------------------------------------------------------------------
Delaware Group Income Funds, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers five series: the Delchester Fund, the High-Yield Opportunities Fund, the Strategic Income Fund, the Corporate Bond Fund and the Extended Duration Bond Fund. These financial statements and related notes pertain to the Delchester Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Delchester Fund is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income daily and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $31,693 for the year ended July 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $45,281 for the year ended July 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Fees paid indirectly."

2. Investment Management and Other Transactions with Affiliates
Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on net assets over 2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual free which was calculated at the rate of 0.60% on the first 500 million of average daily net assets, 0.575% on the next 150 million and 0.55% on net assets over 750 million, less the fees paid to the unaffiliated directors. At July 31, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $147,314.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At July 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $84,976.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended July 31, 1999, DDLP earned $421,078 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended July 31, 1999, the Fund made purchases of $1,155,375,974 and sales of $1,152,181,753 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 1999, the aggregate cost of securities for federal income tax purposes was $1,351,115,777. At July 31, 1999, net unrealized depreciation for federal income tax purposes aggregated $117,111,332 of which $16,563,545 related to unrealized appreciation of securities and $133,674,877 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1999 of $102,204,548, which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2002 - $3,628,131, 2003 - $87,593,579, and 2007 - $10,982,838.

                                                           for current income 19

--------------------------------------------------------------------------------
4.Capital  Stock
Transactions  in  capital  stock  shares  were  as  follows:

                                               Year Ended    Year Ended
                                                7/31/99       7/31/98
                                              ------------  ------------
Shares sold:
  A Class...................................   45,019,162    29,471,425
  B Class...................................   24,566,824    21,058,076
  C Class...................................    6,698,639     5,466,954
  Institutional Class.......................    6,430,933     6,933,908

Shares issued upon reinvestment of
  distributions from net investment income:
  A Class...................................    7,889,317     6,683,860
  B Class...................................    2,524,327     1,609,981
  C Class...................................      546,980       234,859
  Institutional Class.......................      666,501       572,273
                                              ------------  ------------
                                               94,342,683    72,031,336
                                              ------------  ------------

Shares repurchased:
  A Class...................................  (65,467,458)  (33,418,788)
  B Class...................................  (20,540,987)   (7,641,608)
  C Class...................................   (3,604,913)     (942,339)
  Institutional Class.......................   (8,187,222)   (6,135,486)
                                              ------------  ------------
                                              (97,800,580)  (48,138,221)
                                              ------------  ------------

Net increase (decrease).....................   (3,457,897)   23,893,115
                                              ============  ============

5.  Lines  of  Credit
The Fund has a committed line of credit for $56,300,000. No amount was outstanding at July 31, 1999, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10 % of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poors Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at July 31, 1999 was $41,142,911 and $41,965,770, respectively. Net income from securities lending was $201,866 and is included in interest income in the Statements of Operations.

--------------------------------------------------------------------------------

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP INCOME FUNDS, INC. - DELCHESTER FUND

We have audited the accompanying statement of net assets of Delaware Group Income Funds, Inc. - Delchester Fund (the "Fund") as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. - Delchester Fund at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP
                                                      ---------------------
                                                      Ernst & Young LLP

Philadelphia,  Pennsylvania
September  6,  1999

20  for  current  income

PROXY RESULTS (UNAUDITED)
--------------------------------------------------------------------------------
The Delaware Group Income Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group Income Funds, Inc. Board of Directors.

                         Shares       Shares Voted
                          Voted         Withheld
                           For         Authority
                        -----------   ------------
  Jeffrey J. Nick ....  167,789,240    14,445,510
  Walter P. Babich....  167,879,941    14,354,809
  John H. Durham......  168,015,378    14,219,372
  Anthony D. Knerr....  168,075,457    14,159,293
  Ann R. Leven........  168,052,435    14,182,315
  Thomas F. Madison...  168,053,081    14,181,669
  Charles E. Peck.....  168,093,442    14,141,308
  Wayne A. Stork......  168,129,118    14,105,632
  Jan L. Yeomans......  168,135,284    14,099,466

2. To approve the reclassification of the Delchester Fund investment objective from fundamental to non-fundamental.

            For          Against       Abstain
     -----------------------------------------------
        121,894,575     5,912,922     12,046,999

3. To approve standardized fundamental investment restrictions for the Delchester Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

            For          Against       Abstain
     -----------------------------------------------
        124,091,456     4,019,861     11,743,179

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

            For          Against       Abstain
     -----------------------------------------------
        122,745,271     5,144,629     11,964,596

3C. To adopt a new fundamental investment restriction concerning underwriting.

            For          Against       Abstain
     -----------------------------------------------
        123,490,295     4,274,550     12,089,652

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

            For          Against       Abstain
     -----------------------------------------------
        123,281,733     4,966,750     11,606,014

3E.     To adopt a new fundamental investment restriction concerning investments in  commodities.

            For          Against       Abstain
     -----------------------------------------------
        122,369,127     5,534,572     11,950,798

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

            For          Against       Abstain
     -----------------------------------------------
        122,610,160     5,213,187     12,031,150

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

            For          Against       Abstain
     -----------------------------------------------
        121,109,899     5,891,863     12,852,735

4. To approve a new investment management agreement with Delaware Management Company for the Delchester Fund.

            For          Against       Abstain
     -----------------------------------------------
        121,914,896     6,000,781     11,938,820

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Income Funds, Inc.

            For          Against       Abstain
     -----------------------------------------------
        170,342,196     1,709,355     10,183,195

6. To approve the restructuring of the Delaware Group Income Funds, Inc. from a Maryland Corporation into a Delaware Business Trust.

            For          Against       Abstain
     -----------------------------------------------
        133,129,206     5,660,859     12,632,334

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELCHESTER FUND SHAREHOLDERS, BUT IT MAY BE used with prospective investors when preceded or accompanied by a current Prospectus for Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

                                                                       directors
                                                                      & officers

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Delchester Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For  Shareholders
1.800.523.1918

For  Securities  Dealers
1.800.362.7500

For  Financial  Institutions
Representatives  Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia - London

Printed in the USA
on recycled paper

(2100) J5062
AR-024[7/99]PPL9/99